Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Bruce R. Berkowitz, President of Fairholme Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant for the period ended May 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/1/11	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President
(principal executive officer)

I, Timothy K. Biedrzycki, Treasurer of Fairholme Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant for the period ended May 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/1/11	/s/ Timothy K. Biedrzycki
Timothy K. Biedrzycki, Treasurer
(principal financial officer)